CONFIDENTIAL

PATENT RIGHTS PURCHASE AND ASSIGNMENT AGREEMENT

This Patent Rights Purchase and Assignment Agreement (the "Agreement") is entered into as of May 28, 2013 (the “Effective Date”), by and between Medicsight Inc., a corporation organized under the laws of New York, United States, with principal place of business at 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528, United States of America (“Seller”), and Samsung Electronics Co., Ltd., a Korean corporation, with principal place of business at 129, Samsung-ro (Maetan-dong), Yeongtong-gu, Suwon-si, Gyeonggi-do, 443-742, Republic of Korea (“Buyer”) (each of Seller and Buyer a “Party”, collectively, “Parties”).

WHEREAS, Seller owns certain patent applications, patents, and/or related foreign patents and applications;

WHEREAS, Buyer desires to acquire the entire and exclusive right, title, and interest in and to the Assigned Patents and the underlying inventions described therein, in the United States and throughout the world; and

WHEREAS, Seller is willing to assign to Buyer all right, title, and interest in and to the Assigned Patents, and the underlying inventions described therein, in the United States and throughout the world.

Now therefore, in consideration of the premises and covenants herein contained, Buyer and Seller agree as follows:

Section 1.	Assignment

1.1	Seller hereby assigns, transfers and conveys to Buyer, and Buyer hereby accepts, all right, title, and interest throughout the world in and to: (a) the issued patents and pending patent applications identified on Schedule 1 to Exhibit A attached hereto (the "Assigned Patents"), (b) all issued patents, rights to inventions and pending and future applications for patents under U.S. law or regulation or of any foreign country with respect to the patentable inventions from which such Assigned Patents arise or relate, including without limitation utility patents, utility models, design patents, invention certificates, continuations, divisionals, continuations-in-part, reexaminations, reissues, extensions and renewals, in all countries of the world; (c) all causes of action (whether known or unknown or whether currently pending, filed or otherwise) and other enforcement rights under or on account of, subcategories (a) and (b), including, without limitation, all causes of action and other enforcement rights for damages, injunctive relief, and any other remedies of any kind for past, current and future infringement; and (d) all rights to collect royalties or other payments under or on account of the Assigned Patents and any of the foregoing subcategories (b) and (c) (subcategories (a), (b), (c) and (d), collectively, the “Assigned Patent Rights”), in accordance with the Assignment attached as Exhibit A hereto (the “Assignment”).

1.2	Seller shall, after payment of the consideration specified in Section 2.1 below, execute, verify, acknowledge, have authenticated and deliver all such further documents, including instruments of transfer and assignment papers, that Buyer may reasonably require and deliver to Buyer to implement the assignments in Section 1.1 above and/or the Assignment as needed to vest title to the Assigned Patent Rights in Buyer. Executed, verified, acknowledged, and authenticated Assignment shall be delivered within ten (10) days after payment of the consideration. An electronic version shall be sent within three (3) days after payment of the consideration.

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1.3	Within five (5) days of the Effective Date, Seller shall deliver to Buyer: (a) the complete prosecution files for the Assigned Patents; (b) the invention disclosures and other documents describing or relating to the invention for the Assigned Patent Rights; (c) all agreements assigning ownership of the Assigned Patent Rights from the inventors and/or prior owners to Seller; (d) all licenses and other agreements relating to the Assigned Patent Rights; (e) any other documents relating to the ownership, preparation, prosecution, maintenance, defense, filing, issuance, registration, assertion, use, or enforcement of the Assigned Patent Rights; and (f) the docket for the Assigned Patents, including contact information for prosecution counsel and information relating to deadlines, payments, and filing. To the extent any such documents are kept in electronic form, Seller shall work with Buyer to deliver the information in a format reasonably acceptable to the Parties. Privileged documents will not be included but can be inspected at the request of the Buyer in the offices of RGC Jenkins or by electronic access.

1.4	(a) Seller agrees to cooperate with Buyer, at Buyer's expense (provided such expenses are reasonable and preapproved in writing by Buyer, such approval not to be unreasonably withheld or delayed) except for the delivery under Section 1.3, which shall be at Seller’s expense, after the Effective Date to provide all other files and documents in its possession relating to the Assigned Patent Rights, and to perform such other acts and provide such assistance as Buyer lawfully and reasonably may request to obtain, maintain, defend, or enforce the Assigned Patent Rights, including letters patent for the Assigned Patents or inventions disclosed therein in any and all countries. Further, in the event Buyer subsequently assigns any of the Assigned Patent Rights to any Buyer’s assignees, Seller agrees to cooperate with such Buyer’s assignee at the Buyer's assignee’s expense after the date of such assignment to perform such other acts and provide such assistance as the Buyer’s assignee lawfully and reasonably may request to obtain, maintain, defend, or enforce the Assigned Patent Rights, including letters patent for the Assigned Patents or inventions disclosed therein in any and all countries.

(b)        Seller will at Buyer's expense (provided such expenses are reasonable and preapproved in writing by Buyer, such approval not to be unreasonably withheld or delayed), and will cause its employees, consultants, agents, representatives, and successors to, communicate with Buyer, its successors and assigns, any facts known to it respecting the Assigned Patent Rights, and testify in any legal proceeding, including reexamination of the Assigned Patents and an infringement or validity lawsuit related to the Assigned Patent Rights, sign all lawful papers when called upon to do so, execute and deliver any and all papers that may be necessary or reasonably desirable to perfect title in Buyer, its successors or assigns or to enforce the Assigned Patent Rights, execute all divisional, continuation, continuation-in-part, and reissue applications, make all rightful oaths and generally do everything reasonably practicable to aid Buyer, its successors and assigns, to obtain in any country proper protection and enforcement for the Assigned Patent Rights, it being understood that any expense incident to the preparation, negotiation and execution of such papers or providing testimony shall be borne by the Buyer, its successors and assigns.

(c)        To the extent any attorney-client privilege or the attorney work-product doctrine applies to any documents relating to the Assigned Patent Rights that are retained after Closing of the transactions herein under Seller’s or its representatives’ normal document retention policy, Seller will ensure that such documents are not disclosed to any third party unless (i) disclosure is ordered by a court of competent jurisdiction, after all appropriate appeals to prevent disclosure have been exhausted, and (ii) Seller gave Buyer prompt notice upon learning that any third party sought or intended to seek a court order requiring the disclosure of any such documents.

(d)        If Seller (or its representative) is in receipt of or receives after Closing an office action or other correspondence requiring response from the patent office regarding any of the Assigned Patent Rights, Seller at Buyer's expense (provided such expenses are reasonable and preapproved in writing by Buyer, such approval not to be unreasonably withheld or delayed) will transfer such office action or correspondence to Buyer no later than fifteen (15) days after Closing or after Seller becomes aware of such office action or correspondence, and reasonably assist Buyer in timely responding to such office action or correspondence.

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Section 2.	Payment and Communication

2.1	As consideration for the assignment of the Assigned Patent Rights, and subject to the conditions set forth herein below, Buyer shall deliver to Seller (in accordance with the payment instructions below) payment in the amount equal to One Million Five Hundred Thousand United States Dollars (US$1,500,000) (the “Purchase Price”), inclusive of any applicable withholding taxes, within thirty (30) days following Buyer’s receipt of an original, signed invoice from Seller. Seller shall provide such invoice after full execution of this Agreement. The following are conditions precedent to Buyer’s obligation to pay the Purchase Price:

(a)	Buyer has received the documents set forth in Section 1.3 and has completed due diligence examination of the Assigned Patent Rights to its reasonable satisfaction;
(b)	Buyer is satisfied that none of Assigned Patents has expired, lapsed, been abandoned, or deemed withdrawn except those that are listed in schedule 2; and
(c)	Buyer is satisfied that Seller’s representations and warranties contained in Section 3 are true and correct.

Immediately after Buyer’s delivery of payment of the Purchase Price to Seller, Seller shall execute and deliver to Buyer the Assignment, which Buyer may record, at its election, and deliver to Buyer the original ribbon copy or certificate, as applicable, issued by the relevant jurisdiction for each issued patent within the Assigned Patents. The closing (“Closing”) shall consist of the wiring of the Purchase Price by Buyer to Seller and the delivery of the Assignment by Seller to Buyer.

2.2	Payments under this Agreement shall be made via wire transfer, without deduction of taxes (other than withholding taxes) or banking fees of any kind, per wire account information provided by Seller and set forth on the confidential Exhibit B attached hereto.

2.3	Seller shall pay all taxes (including, without limitation, sales and value added taxes and withholding taxes) imposed on Seller by the national government, and any state, local or other political subdivision thereof, of any country in which Seller is subject to taxation, as the result of Buyer’s furnishing consideration hereunder. With respect to withholding taxes on the consideration hereunder, Buyer shall withhold the amount of applicable withholding taxes from the Purchase Price and transmit it to the appropriate tax authority. Buyer shall deliver to Seller a certification or other evidence of such withholding tax payment after it receives such certification or other evidence from the appropriate tax authority. Such withheld amount shall be treated for all purposes of this Agreement as having been paid to Seller.

2.4	Notices and other communications relevant to this Agreement or to any of the Assigned Patent Rights shall be sent by facsimile or by registered or certified mail or by electronic transmission (e.g., e-mail) with proof or acknowledgment of receipt, to the following address, or to such other address as may be given by notice hereafter, and shall be effective upon sending, if sent by facsimile or electronic transmission, as proven by a fax confirmation page or e-mail receipt or acknowledgment, or upon receipt if sent by registered or certified mail, as proven by a post office delivery receipt:

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For Seller:	Medicsight Inc.
c/o Robert Ladd, CEO
500 Mamaroneck Avenue, Suite 204
Harrison, NY 10528
United States of America
Email: rladd@mgtci.com

With a copy to:	Munich Innovation Group GmbH
c/o Stefan Taing, Senior Partner
von-der-Tann-Strasse 12
80539 Munich
Germany
Fax Number: +49 89 4161 5984
Email: st@munich-innovation.com

For Buyer:	Samsung Electronics Co., Ltd.
Attention: Vice President, IP Acquisition and Collaboration
129, Samsung-ro (Maetan-dong)
Yeongtong-gu, Suwon-si
Gyeonggi-do, 443-742
Republic of Korea
Email:
Phone:
Fax:

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Section 3.	Representations, Warranties and Covenants

3.1	Seller represents and warrants to Buyer that:

(a)        Seller is a company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation. Seller has the full power and authority and has obtained all third party consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the assignment of the Assigned Patent Rights to Purchaser.

(b)        Except as otherwise expressly provided in Exhibit C, Seller represents and warrants to Buyer that Seller owns all right, title, and interest in and to the Assigned Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patents. Seller has obtained and properly recorded previously executed assignments for the Assigned Patent Rights as necessary to fully perfect its rights, interest and title therein in accordance with governing law and regulations in each respective jurisdiction. The Assigned Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no existing or outstanding licenses, covenants not to sue, or promises or options to grant any license under the Assigned Patent Rights. There are no existing contracts, options, commitments, or rights with, to, or in any person to acquire any of the Assigned Patent Rights. There are no actions, suits, investigations, claims, or proceedings threatened, pending, or in progress relating in any way to the Assigned Patent Rights.

(c)        All maintenance fees, annuities, and the like due or payable on the Assigned Patents for which the deadline (including an initial deadline, surcharge date or final deadline) for payment occurs on or before the date that is ten (10) calendar days after the Closing have been timely paid. All fees and expenses relating to the Assigned Patents arising before the Closing (including attorneys’ fees) have been paid or will be paid by Seller. Seller shall continue to prosecute and maintain the Assigned Patents until the Closing, including responding to any office actions or other correspondence requiring response from the patent office issued before the Closing.

(d)        Neither the execution and delivery of this Agreement and the Assignment, nor the assignment of the Assigned Patent Rights, will violate or be in conflict with any provision of any applicable law binding upon or applicable to the Seller or any of the Assigned Patent Rights; give rise to any right of termination, cancellation, increase in obligations, imposition of fees or penalties under, any debt, note, bond, indenture, mortgage, lien, lease, license, instrument, contract, commitment or other agreement, or order, arbitration award, judgment or decree, to which Seller is a party or by which Seller is bound or to which the Assigned Patent Rights are subject; or result in the creation or imposition of encumbrances upon any of the Assigned Patent Rights.

(e)         No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental or regulatory authority or third party is required in connection with the execution or delivery of this Agreement or Assignment or the consummation by Seller of the transactions contemplated hereby (except for third party consents obtained as set forth in subsection (a) and disclosed to Buyer). At no time during the conception of or reduction to practice of any of the inventions or technology underlying the Assigned Patent Rights was any inventor, developer, or other contributor thereto operating under any grant from any governmental authority, or performing research sponsored by any governmental authority or private source or other obligation with any third party.

(f)        None of the Assigned Patent Rights has ever been found invalid or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding. Seller has not received any notice or information of any kind from any source suggesting that any of the Assigned Patent Rights may be invalid or unenforceable.

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(g)        None of the Assigned Patent Rights has been or is currently involved in any re-examination, reissue, interference proceeding, or any similar proceeding, and Seller has not received any notice that such proceedings are pending or threatened.

(h)        None of the Assigned Patent Rights is terminally disclaimed to another patent or patent application that is not an Assigned Patent Right.

(i)        All listed inventors in the Assigned Patents are the only and rightful inventors of the inventions claimed in the Assigned Patents, including as the term “inventor” is defined and interpreted under United States patent law. No third person or entity has contributed to or participated in the conception and/or development of the inventions or Assigned Patents on behalf of Seller or any of its predecessor-in-interest.

(j)        Seller has not filed any lawsuit that claims infringement of any of the Assigned Patent Rights and has not initiated any enforcement action or other legal proceeding with respect to any of the Assigned Patents.

(k)        To Seller’s best knowledge, no product, composition or process claimed in any of the Assigned Patents or otherwise embodying or utilizing the Assigned Patents has been found by a court or arbitration to infringe any other person’s intellectual property rights.

(l)        Neither Seller nor any of the inventors named in the Assigned Patents has engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Assigned Patent Rights or hinder their enforcement as of the state of the law as of the Closing.

(m)        If “small entity” fees were paid by Seller to the United States Patent and Trademark Office for any Assigned Patents, such reduced fees were then appropriate because the payor qualified to pay “small entity” fees at the time of such payment and specifically had not licensed rights in any of the Assigned Patents to an entity that was not a “small entity.”

(n)        There is no other invention and discovery that is owned or controlled by Seller and is necessary to practice the inventions and/or discoveries described in the Assigned Patent Rights.

(o)        Neither this Agreement nor the Assignment contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, in view of the circumstances in which they were made. Seller has provided Buyer with or informed Buyer of all material information and challenges of which Seller has actual knowledge concerning the title, validity, patentability, enforceability, and encumbrances of the Assigned Patent Rights.

Schedule 2 is excluded from the representations and warranties above.

3.2        Seller agrees to defend, indemnify and hold harmless Buyer from, against and in respect of any and all losses, suffered or incurred, directly or indirectly by Buyer by reason of, or resulting from the breach of any representation or warranty contained in this Agreement or from Seller’s failure to perform any covenant contained in this Agreement or in the Assignment.

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3.3        Buyer represents and warrants to Seller that:

(a)	Buyer is a company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation and that

(b)	Buyer has all requisite legal right, power, and authority to execute, deliver, and perform this Agreement.

Section 4.	Disclaimers and Limitations

4.1	EXCEPT IN THE EVENT OF BREACH OF ANY OF THE PRIMARY WARRANTIES BY SELLER OR SELLER’S INTENTIONAL MISREPRESENTATION, SELLER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 2.1 OF THIS AGREEMENT. BUYER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 2.1 OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH IN THIS PARAGRAPH 4.1 WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

4.2	EXCEPT IN THE EVENT OF SELLER’S INTENTIONAL MISREPRESENTATION, NEITHER PARTY WILL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY), FOR COVER OR FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL, MULTIPLIED, PUNITIVE, SPECIAL, OR EXEMPLARY DAMAGES OR LOSS OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THIS AGREEMENT, EVEN IF A PARTY OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE THAT THESE EXCLUSIONS OF POTENTIAL DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

4.3	The provisions of this Section 4 shall survive any termination or expiration of this Agreement.

Section 5.	Miscellaneous

5.1	This Agreement shall not be binding upon the Parties until it has been signed herein below and delivered by or on behalf of each Party. Buyer may assign this Agreement in connection with the assignment of the Assigned Patents and/or Assigned Patent Rights. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective successors and assigns. No amendment or modification hereof shall be valid or binding upon the Parties unless made in writing and signed as aforesaid.

5.2	This Agreement will be interpreted, construed, and enforced in all respects in accordance with the laws of the State of New York, without reference to its choice of law principles to the contrary. Seller will not commence or prosecute any action, suit, proceeding or claim arising under or by reason of this Agreement other than in the state or federal courts located in New York. Seller irrevocably consents to the jurisdiction and venue of the courts identified in the preceding sentence in connection with any action, suit, proceeding, or claim arising under or by reason of this Agreement.

5.3	The headings of sections are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

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5.4	Neither Party shall disclose the terms of this Agreement to any third party, without the prior written consent of the other Party. This obligation is subject to the following exceptions: (a) disclosure is permissible if required by government or court order, provided that the disclosing Party first gives the other Party prior written notice in order to enable that Party to seek a protective order (or other equivalent protection) and such permissible disclosure is limited to the terms legally required to be disclosed; (b) disclosure is permissible if otherwise required by law or any applicable securities exchange rules or regulations, and such permissible disclosure is limited to the terms legally required to be disclosed; (c) each Party may disclose this Agreement or its contents to the extent reasonably necessary, on a confidential basis, to its accountants, attorneys, and financial advisors; (d) Buyer may disclose this Agreement or its contents to any potential licensees or assignees of the Assigned Patents and/or Assigned Patent Rights, provided that all such potential licensees or assignees agree to the same terms of confidentiality as set forth in this Section 5.4; (e) Buyer may disclose this Agreement or its contents in order to perfect Buyer’s interest in the Assigned Patent Rights with any governmental patent office, or to enforce Buyer’s right, title and interest in and to the Assigned Patent Rights; and (f) the Parties may disclose information related to the tax treatment or tax structure of the transaction to the extent required by the relevant tax authorities.

5.5	This Agreement, including the exhibits and schedules attached hereto, embodies the entire understanding of and agreement between the Parties with respect to the Assigned Patent Rights and merges and supersedes all prior agreements, understandings, negotiations, and discussions between the Parties. Neither Party shall be bound by any condition, definition, warranty, understanding, or representation with respect to the subject matter hereof other than as expressly provided herein.

5.6	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

5.7	Nothing contained herein, or done in pursuance of this Agreement, will constitute the Parties entering into a joint venture, partnership, or franchise or will constitute either Party hereto being the agent for the other Party for any purpose or in any sense whatsoever.

5.8	Neither Party shall be considered the author of this Agreement for the purpose of interpreting any provision herein.

5.9	Each Party acknowledges that it has reviewed this Agreement, including Exhibit A attached hereto, and all related agreements, with its own legal, financial and tax advisors, and has not relied on the other Party or any of the other Party’s advisors with respect to such matters.

5.10	If any section of this Agreement is found by competent authority to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such section in every other respect and the remainder of this Agreement shall continue in effect so long as the Agreement still expresses the intent of the Parties.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date. The individuals signing for the Parties represent and warrant that he or she has authority to sign for and enter into this Agreement on behalf of the respective Parties.

SELLER: Medicsight Inc. By:________________________________ Name: Robert Ladd Title: Chief Executive Officer Date:________June 4, 2013________	BUYER: By:_______________________________ Name:___Hosik Jang __________ Title:_____Vice President_______ Date:____May 28, 2013_____________

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Exhibit A

Patent Assignment

This patent assignment ("Assignment") is entered into as of July 3, 2013 by and between Medicsight Inc., a corporation organized under the laws of New York, United States, with principal place of business at 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528, United States of America (“Seller”), Samsung Electronics Co., Ltd., a Korean corporation, with principal place of business at 129, Samsung-ro (Maetan-dong), Yeongtong-gu, Suwon-si, Gyeonggi-do, 443-742, Republic of Korea (“Buyer”).

For good and valuable consideration, the receipt of which is hereby acknowledged, Seller hereby irrevocably assigns to Buyer:

(1)        the entire right, title, and interest, everywhere in the world, to

(a)        the issued patents and pending patent applications set forth on Schedule 1, including all rights pursuant to 35 U.S.C. § 154,

(b)        any patent applications and/or patents that may give priority to or claim priority of the items in (a) (including but not limited to continuations, divisions, substitutes, reissues, reexaminations, or extensions thereof, together with all priority rights and foreign counterpart applications under any existing or future international patent conventions, agreements, or treaties),

(c)         any patent that may be granted on any patent application in (a) or (b), and

(d)        any other rights in the inventions described in any of (a), (b) or (c) including rights to future patent applications and all rights of cooperation assigned or granted by a third party;

(all of the foregoing in (1), collectively, the "Assigned Patents");

(2)        the right to sue third parties for infringement (including but not limited to past, present and future infringement, damages and injunctive relief) of any of the Assigned Patents based on activities occurring prior to the execution date hereof or hereafter; and

(3)        any past, current or future right to receive royalties based on any of the foregoing in (1) or (2); and

The terms and conditions of this Assignment will inure to the benefit of Buyer, its successors, assigns, and other legal representatives and will be binding upon Seller, its successors, assigns, and other legal representatives. Seller, for itself and its heirs, assigns, and legal representatives, hereby further covenants to and with Buyer, its assigns, successors, and legal representatives to fully cooperate therewith in perfecting this Assignment in the United States and in any and all foreign jurisdictions, said cooperation extending to the Assigned Patents, and including the execution of additional assignments or other formal documents as may be required in connection therewith.

Seller hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants or issuances that may be granted upon any of the Assigned Patents in the name of Buyer, as the assignee to the entire interest therein.

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Seller: Medicsight Inc. By:________________________________ Name:__Robert Ladd Title: Chief Executive Officer Date:_July 3, 2013

ATTESTATION OF SIGNATURE PURSUANT TO 28 U.S.C.  § 1746

The undersigned witnessed the signature of _________________ to the above Patent Assignment on behalf of __________ and makes the following statements:

1.        I am over the age of 18 and competent to testify as to the facts in this Attestation if called upon to do so.

2.        ________________ is personally known to me (or proved to me on the basis of satisfactory evidence) and appeared before me on _________ __, 2013 to execute the above Patent Assignment on behalf of ______________________.

3.        ________________ executed the above Patent Assignment on behalf of ______________.

I declare under penalty of perjury under the laws of the United States of America that the statements made above in this Attestation are true and correct.

EXECUTED on ___________________ ___, 2013

________________________________________

Print Name:  _____________________________

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SCHEDULE 1

PATENTS AND PATENT APPLICATIONS

Family	Jurisdiction	Legal Status	Filing Date & Application Number	Publication Date & Publication Number	Granted Date & Granted Number	Title
1	WO	-	13.05.2005 , WOGB2005001839	27.04.2006 , WO2005114566A3		NODULE BOUNDARY DETECTION
1	US	Granted alive	17.06.2004 , US10868890	24.11.2005 , US2005259855A1	11.08.2009 , US7574031B2	NODULE BOUNDARY DETECTION
1	JP	Granted alive	13.05.2005 , JP2007517399	27.12.2007 , JP2007537812A	24.10.2012 , JP5058791B2	NODULE BOUNDARY DETECTION
1	WO	-	13.05.2005 , WOGB2005001837	01.12.2005 , WO2005112769A1		NODULE DETECTION
2	US	Granted alive	17.06.2004 , US10868892	24.11.2005 , US2005259856A1	02.12.2008 , US7460701B2	NODULE DETECTION
2	GB	Granted alive	20.05.2004 , GB0411284	23.11.2005 , GB2414295A	20.05.2009 , GB2414295B	NODULE DETECTION
2	GB	Granted alive	20.05.2004 , GB0819225	28.01.2009 , GB2451367A	27.05.2009 , GB2451367B	NODULE DETECTION
3	US	Granted alive	08.09.2004 , US10935159	29.12.2005 , US2005286750A1	13.04.2010 , US7697742B2	LESION BOUNDARY DETECTION
3	GB	Granted alive	23.06.2004 , GB0916662	30.12.2009 , GB2461199A	28.04.2010 , GB2461199B	Lesion extent determination in a CT scan image
3	GB	Granted alive	23.06.2004 , GB0414081	28.12.2005 , GB2415563A	25.11.2009 , GB2415563B	LESION BOUNDARY DETECTION

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Family	Jurisdiction	Legal Status	Filing Date & Application Number	Publication Date & Publication Number	Granted Date & Granted Number	Title
3	WO	-	13.05.2005 , WOGB2005/001841	05.01.2006 , WO2006000738A1		LESION BOUNDARY DETECTION
3	JP	Granted alive	13.05.2005 , JP2007517400	07.02.2008 , JP2008503294A	24.10.2012 , JP5055115B2	LESION BOUNDARY DETECTION
4	JP	Applied alive	24.02.2010 , JP2010039009	24.09.2010 , JP2010207572A		COMPUTER-AIDED DETECTION OF LESION
4	GB	Applied alive	27.02.2009 , GB0903484	01.09.2010 , GB2468164A		Characterising of image geometry using derivatives
4	US	Applied alive	26.02.2010 , US12714233	02.09.2010 , US2010220913A1		System and Method for Detection of Lesions in Three-Dimensional Digital Medical Image
5	WO	-	02.07.2009 , WOGB2009/001660	07.01.2010 , WO2010001127A1		MEDICAL IMAGE SEGMENTATION
5	US	Applied alive	02.07.2009 , US13002490	01.12.2011 , US2011293157A1		MEDICAL IMAGE SEGMENTATION
5	EP	Applied alive	02.07.2009 , EP09772807	06.04.2011 , EP2304648A1		MEDICAL IMAGE SEGMENTATION
5	GB	Applied alive	03.07.2008 , GB0812206	06.01.2010 , GB2461558A		Image Segmentation
6	US	Granted alive	02.03.2011 , US13039172	08.09.2011 , US2011216951A1	19.02.2013, US 8379950B2	Medical Image Processing
6	JP	Applied alive	03.03.2011 , JP2011046663	15.09.2011 , JP2011177517A		IMAGE PROCESSING METHOD AND APPARATUS, COMPUTER READABLE MEDIUM AND COMPUTER PROGRAM

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CONFIDENTIAL

Family	Jurisdiction	Legal Status	Filing Date & Application Number	Publication Date & Publication Number	Granted Date & Granted Number	Title
6	GB	Applied alive	03.03.2010 , GB1003564	07.09.2011 , GB2478329A		Medical Image Processing using Bayes Law to Combine Probability Distributions.
7	US	Granted alive	07.12.2005 , US11295435	20.04.2006 , US2006083417A1	25.12.2007 , US7313261B2	User interface for computed tomography (CT) scan analysis
7	US	Granted alive	02.11.2004 , US10978369	16.03.2006 , US2006056673A1	12.12.2006 , US7149334B2	USER INTERFACE FOR COMPUTED TOMOGRAPHY (CT) SCAN ANALYSIS
7	GB	Granted alive	10.09.2004 , GB0420147	15.03.2006 , GB2418094A	12.05.2010 , GB2418094B	User interface for CT scan analysis
7	WO	-	27.07.2005 , WOGB2005/002953	16.03.2006 , WO2006027536A1		USER INTERFACE FOR CT SCAN ANALYSIS
8	WO	-	28.11.2005 , WOGB2005/004547	01.06.2006 , WO2006056798A1		DIGITAL MEDICAL IMAGE ANALYSIS
8	US	Granted alive	27.05.2005 , US11138956	01.06.2006 , US2006115135A1	07.11.2006 , US7133546B2	DIGITAL MEDICAL IMAGE ANALYSIS
8	GB	Granted alive	29.11.2004 , GB0426177	31.05.2006 , GB2420641A	04.06.2008 , GB2420641B	Digital Medical Image Analysis
1	EP	Applied withdrawn	13.05.2005 , EP07020666	06.02.2008 , EP1883047A3		NODULE BOUNDARY DETECTION
1	EP	Applied withdrawn	13.05.2005 , EP05742115	31.01.2007 , EP1747532A2		NODULE BOUNDARY DETECTION

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CONFIDENTIAL

Family	Jurisdiction	Legal Status	Filing Date & Application Number	Publication Date & Publication Number	Granted Date & Granted Number	Title
1	CN	Applied ceased	13.05.2005 , CNA2005800208155	18.07.2007 , CN101002228A		NODULE BOUNDARY DETECTION
1	AU	Applied ceased	13.05.2005 , AU2005246522	01.12.2005 , AU2005246522A1		NODULE BOUNDARY DETECTION
1	CA	Applied ceased	13.05.2005 , CA002567187	01.12.2005 , CA2567187A1		NODULE BOUNDARY DETECTION
1	GB	Applied withdrawn	18.05.2004 , GB0411064	23.11.2005 , GB2414357A		NODULE BOUNDARY DETECTION
1	KR	Applied withdrawn	18.12.2006 , KR1020067026671	27.08.2007 , KR20070085120A		NODULE BOUNDARY DETECTION
2	US	Applied ceased	29.10.2008 , US12260651	14.05.2009 , US2009123049A1		NODULE DETECTION
2	EP	Applied withdrawn	13.05.2005 , EP05746470	28.02.2007 , EP1755457A1		NODULE DETECTION
2	CN	Applied ceased	13.05.2005 , CNA2005800208210	18.07.2007 , CN101001572A		NODULE DETECTION
2	JP	Applied ceased	13.05.2005 , JP2007517398	27.12.2007 , JP2007537811A		NODULE DETECTION
2	AU	Applied ceased	13.05.2005 , AU2005244641	01.12.2005 , AU2005244641A1		NODULE DETECTION
2	CA	Applied withdrawn	13.05.2005 , CA002567184	01.12.2005 , CA2567184A1		NODULE DETECTION

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CONFIDENTIAL

Family	Jurisdiction	Legal Status	Filing Date & Application Number	Publication Date & Publication Number	Granted Date & Granted Number	Title
2	KR	Applied withdrawn	19.12.2006 , KR1020067026790	24.08.2007 , KR20070083388A		NODULE DETECTION
3	CN	Applied withdrawn	13.05.2005 , CNA200580021312X	08.08.2007 , CN101014977A		LESION BOUNDARY DETECTION
3	AU	Applied ceased	13.05.2005 , AU2005256785	05.01.2006 , AU2005256785A1		LESION BOUNDARY DETECTION
3	CA	Applied ceased	13.05.2005 , CA002571720	05.01.2006 , CA2571720A1		LESION BOUNDARY DETECTION
3	KR	Applied withdrawn	23.01.2007 , KR1020077001635	24.08.2007 , KR20070083467A		LESION BOUNDARY DETECTION
3	EP	Applied withdrawn	13.05.2005 , EP05804912	11.04.2007 , EP1771822A1		LESION BOUNDARY DETECTION
4	EP	Applied withdrawn	19.02.2010 , EP10154156	01.09.2010 , EP2224401A1		COMPUTER-AIDED DETECTION OF LESION
5	JP	Applied withdrawn	02.07.2009 , JP2011515602	13.10.2011 , JP2011526508A		MEDICAL IMAGE SEGMENTATION
6	EP	Applied withdrawn	11.02.2011 , EP11154237	12.10.2011 , EP2372645A3	EP	Medical image processing
7	EP	Applied withdrawn	24.03.2005 , EP05251836	15.03.2006 , EP1635295A1		User interface for CT scan analysis
7	CN	Applied withdrawn	27.07.2005 , CNA2005800302392	30.01.2008 , CN101116109A		User interface for computed tomography (CT) scan analysis

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CONFIDENTIAL

Family	Jurisdiction	Legal Status	Filing Date & Application Number	Publication Date & Publication Number	Granted Date & Granted Number	Title
7	JP	Applied ceased	27.07.2005 , JP2007530755	24.04.2008 , JP2008512161A		User interface for CT scan analysis
7	AU	Applied ceased	27.07.2005 , AU2005281551	16.03.2006 , AU2005281551A1		User interface for CT scan analysis
7	CA	Applied ceased	27.07.2005 , CA002579858	16.03.2006 , CA2579858A1		USER INTERFACE FOR CT SCAN ANALYSIS
7	KR	Applied withdrawn	10.04.2007 , KR1020077008158	24.08.2007 , KR20070083645A		USER INTERFACE FOR CT SCAN ANALYSIS
8	US	Applied withdrawn	13.06.2006 , US11451632	28.12.2006 , US2006291708A1		Digital medical image analysis
8	EP	Applied withdrawn	31.03.2005 , EP05252010	31.05.2006 , EP1662415A1		Digital medical image analysis
8	CN	Applied withdrawn	28.11.2005 , CNA2005800409934	05.12.2007 , CN101084501A		Digital medical image analysis
8	JP	Applied ceased	28.11.2005 , JP2007542119	26.06.2008 , JP2008521468A		Digital medical image analysis
9	EP	Expired	2007.03.07	2007.09.12	EP1833021A1	Digital medical image processing
9	GB	Expired	2006.03.09	2007.09.12	GB2435976A	Digital medical image processing for CAD detection of abnormalities
9	JP	Expired	2007.03.08	2007.11.08	JP2007289665A	DIGITAL MEDICAL IMAGE PROCESSING

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CONFIDENTIAL

Family	Jurisdiction	Legal Status	Filing Date & Application Number	Publication Date & Publication Number	Granted Date & Granted Number	Title
9	US	Abandoned	2007.03.09	2007.09.13	US2007211929A1	Digital medical image processing
10	GB	Expired	2004.07.15	2006.01.18	GB2416223A	Quantification of coronary artery calcification
10	US	Abandoned	2004.10.22	2006.01.19	US2006013460A1	Quantification of coronary artery calcification
10	WO	Expired	2004.10.22	2006.01.26	WO2006008431A1	Quantification of coronary artery calcification

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CONFIDENTIAL

SCHEDULE 2

EXPIRED PATENTS AND PATENT APPLICATIONS

Family	Jurisdiction	Legal Status	Filing Date & Application Number	Publication Date & Publication Number	Granted Date & Granted Number	Title
1	EP	Applied withdrawn	13.05.2005 , EP07020666	06.02.2008 , EP1883047A3		NODULE BOUNDARY DETECTION
1	EP	Applied withdrawn	13.05.2005 , EP05742115	31.01.2007 , EP1747532A2		NODULE BOUNDARY DETECTION
1	CN	Applied ceased	13.05.2005 , CNA2005800208155	18.07.2007 , CN101002228A		NODULE BOUNDARY DETECTION
1	AU	Applied ceased	13.05.2005 , AU2005246522	01.12.2005 , AU2005246522A1		NODULE BOUNDARY DETECTION
1	CA	Applied ceased	13.05.2005 , CA002567187	01.12.2005 , CA2567187A1		NODULE BOUNDARY DETECTION
1	GB	Applied withdrawn	18.05.2004 , GB0411064	23.11.2005 , GB2414357A		NODULE BOUNDARY DETECTION
1	KR	Applied withdrawn	18.12.2006 , KR1020067026671	27.08.2007 , KR20070085120A		NODULE BOUNDARY DETECTION
2	US	Applied ceased	29.10.2008 , US12260651	14.05.2009 , US2009123049A1		NODULE DETECTION
2	EP	Applied withdrawn	13.05.2005 , EP05746470	28.02.2007 , EP1755457A1		NODULE DETECTION
2	CN	Applied ceased	13.05.2005 , CNA2005800208210	18.07.2007 , CN101001572A		NODULE DETECTION

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CONFIDENTIAL

Family	Jurisdiction	Legal Status	Filing Date & Application Number	Publication Date & Publication Number	Granted Date & Granted Number	Title
2	JP	Applied ceased	13.05.2005 , JP2007517398	27.12.2007 , JP2007537811A		NODULE DETECTION
2	AU	Applied ceased	13.05.2005 , AU2005244641	01.12.2005 , AU2005244641A1		NODULE DETECTION
2	CA	Applied withdrawn	13.05.2005 , CA002567184	01.12.2005 , CA2567184A1		NODULE DETECTION
2	KR	Applied withdrawn	19.12.2006 , KR1020067026790	24.08.2007 , KR20070083388A		NODULE DETECTION
3	CN	Applied withdrawn	13.05.2005 , CNA200580021312X	08.08.2007 , CN101014977A		LESION BOUNDARY DETECTION
3	AU	Applied ceased	13.05.2005 , AU2005256785	05.01.2006 , AU2005256785A1		LESION BOUNDARY DETECTION
3	CA	Applied ceased	13.05.2005 , CA002571720	05.01.2006 , CA2571720A1		LESION BOUNDARY DETECTION
3	KR	Applied withdrawn	23.01.2007 , KR1020077001635	24.08.2007 , KR20070083467A		LESION BOUNDARY DETECTION
3	EP	Applied withdrawn	13.05.2005 , EP05804912	11.04.2007 , EP1771822A1		LESION BOUNDARY DETECTION
4	EP	Applied withdrawn	19.02.2010 , EP10154156	01.09.2010 , EP2224401A1		COMPUTER-AIDED DETECTION OF LESION
5	JP	Applied withdrawn	02.07.2009 , JP2011515602	13.10.2011 , JP2011526508A		MEDICAL IMAGE SEGMENTATION

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CONFIDENTIAL

Family	Jurisdiction	Legal Status	Filing Date & Application Number	Publication Date & Publication Number	Granted Date & Granted Number	Title
6	EP	Applied withdrawn	11.02.2011 , EP11154237	12.10.2011 , EP2372645A3	EP	Medical image processing
7	EP	Applied withdrawn	24.03.2005 , EP05251836	15.03.2006 , EP1635295A1		User interface for CT scan analysis
7	CN	Applied withdrawn	27.07.2005 , CNA2005800302392	30.01.2008 , CN101116109A		User interface for computed tomography (CT) scan analysis
7	JP	Applied ceased	27.07.2005 , JP2007530755	24.04.2008 , JP2008512161A		User interface for CT scan analysis
7	AU	Applied ceased	27.07.2005 , AU2005281551	16.03.2006 , AU2005281551A1		User interface for CT scan analysis
7	CA	Applied ceased	27.07.2005 , CA002579858	16.03.2006 , CA2579858A1		USER INTERFACE FOR CT SCAN ANALYSIS
7	KR	Applied withdrawn	10.04.2007 , KR1020077008158	24.08.2007 , KR20070083645A		USER INTERFACE FOR CT SCAN ANALYSIS
8	US	Applied withdrawn	13.06.2006 , US11451632	28.12.2006 , US2006291708A1		Digital medical image analysis
8	EP	Applied withdrawn	31.03.2005 , EP05252010	31.05.2006 , EP1662415A1		Digital medical image analysis
8	CN	Applied withdrawn	28.11.2005 , CNA2005800409934	05.12.2007 , CN101084501A		Digital medical image analysis
8	JP	Applied ceased	28.11.2005 , JP2007542119	26.06.2008 , JP2008521468A		Digital medical image analysis

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CONFIDENTIAL

Family	Jurisdiction	Legal Status	Filing Date & Application Number	Publication Date & Publication Number	Granted Date & Granted Number	Title
9	EP	Expired	2007.03.07	2007.09.12	EP1833021A1	Digital medical image processing
9	GB	Expired	2006.03.09	2007.09.12	GB2435976A	Digital medical image processing for CAD detection of abnormalities
9	JP	Expired	2007.03.08	2007.11.08	JP2007289665A	DIGITAL MEDICAL IMAGE PROCESSING
9	US	Abandoned	2007.03.09	2007.09.13	US2007211929A1	Digital medical image processing
10	GB	Expired	2004.07.15	2006.01.18	GB2416223A	Quantification of coronary artery calcification
10	US	Abandoned	2004.10.22	2006.01.19	US2006013460A1	Quantification of coronary artery calcification
10	WO	Expired	2004.10.22	2006.01.26	WO2006008431A1	Quantification of coronary artery calcification

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CONFIDENTIAL

EXHIBIT B

CONFIDENTIAL – Wire Information

Patent Rights Purchase and Assignment Agreement Medicsight Inc - Buyer	Page 23 of 24

CONFIDENTIAL

EXHIBIT C

Exceptions to Seller’s Representations and Warranties in Section 3.1(b)

None.

Patent Rights Purchase and Assignment Agreement Medicsight Inc - Buyer	Page 24 of 24